Institutional Class Shares – Ticker GAMIX

Crow Point Small-Cap Growth Fund
A series of
Starboard Investment Trust

SUMMARY PROSPECTUS
October 1, 2019
Before you invest, you may want to review the Crow Point Small-Cap Growth Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund online at www.ncfunds.com/TNC/fundpages/926.  You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com.  The Fund’s Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at https://www.nottinghamco.com/fundpages/CrowPoint, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800-773-3863 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you have previously elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports, prospectuses, and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at https://www.nottinghamco.com/fundpages/CrowPoint.

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)
Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None
Redemption Fee (as a % of amount redeemed)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Institutional Class
Management Fees	0.84%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	1.41%
Total Annual Fund Operating Expenses	2.25%
Fee Waiver and/or Reimbursement [1]	(0.90)%
Net Annual Fund Operating Expenses	1.35%
1.  The Crow Point Partners, LLC (the “Advisor”) has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its fees in an amount that limits the Fund’s annual operating expenses (exclusive of: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor))) to not more than 1.35% of the average daily net assets of the Fund through September 30, 2020. The Expense Limitation Agreement may be terminated by the Board of Trustees of the Fund (the "Board" or the "Trustees"). The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement. Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to acquired fund fees and other expenses that are not waived under the Expense Limitation Agreement.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through September 30, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$137	$617	$1,123	$2,515
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended May 31, 2019, the Fund’s portfolio turnover rate was 71.45% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund intends to achieve its investment objective by investing primarily in a portfolio of common stocks of companies that the Advisor believes have above-average future growth potential relative to their peers.
As a matter of investment policy, the Fund will invest, under normal circumstances, at least 80% of net assets in small cap companies (those with market capitalizations of less than $6 billion) traded on any United States stock exchange or over-the-counter market (the “Universe”). The Universe is not limited by industry segmentation or sector and may include American Depository Receipts (“ADRs”). The Fund may become concentrated in certain sectors from time to time. As of May 31, 2019, the Fund was principally invested in the consumer discretionary, health care, industrials, and information technology sectors.
The Advisor generally selects common stocks based on fundamental, bottom up research. The Advisor focuses on those companies it believes have strong business history and prospects for the future, marketable products that stand out in their respective markets, and proven and capable management teams. In fundamental, bottom-up investing, the analysis of a security focuses on a specific company and its fundamentals, rather than on the industry in which that company operates or on the greater economy as a whole. Fundamental analysis is a method of evaluating a security in an attempt to assess its intrinsic value, by examining related economic, financial, and other qualitative and quantitative factors.
The Fund will utilize stop loss thresholds of 20% or less, except in cases where the Sub-Advisor feels the threshold has been breached due to abnormal market conditions unrelated in the longer term to the stock in question. A stop loss threshold is when the Fund’s exposure to a security is reduced after reaching a certain threshold of cumulative losses (such as the 20% used by the Fund). The Sub-Advisor establishes target valuations that it believes constitute fair value given market conditions, and will generally sell Fund positions when those securities meet that target price range.

PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund. Generally, the Fund will be subject to the following principal risks:
Common Stock Risk.  Investments by the Fund in shares of common stock may fluctuate in value in response to many factors, including the activities of the individual issuers whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  During temporary or extended bear markets, the value of common stocks will decline, which could also result in losses for the Fund.
Investment Advisor Risk.  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives. The portfolio manager’s experience is discussed in the section of this prospectus entitled “Management of the Fund – Investment Advisor.”
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the securities markets.  Stock prices change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions, and general equity market conditions.  In a declining stock market, prices for all companies (including those in the Fund’s portfolio) may decline regardless of their long-term prospects. The Fund’s performance per share will change daily in response to such factors.
Sector Concentration Risk. Because the Fund’s investments may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors.  As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.
Consumer Discretionary.  Companies in this sector may be adversely affected by negative changes in the domestic and international economies, interest rates, competition, consumer confidence, disposable household income, and consumer spending.  These companies are also subject to severe competition and changes in demographics and consumer tastes, which may have an adverse effect on the performance of these companies.
Healthcare.  Companies in this sector are subject to extensive litigation based on product liability and similar claims, dependence on patent protection and expiration of patents, competitive forces that make it difficult to raise prices, long and costly regulatory processes, and product obsolescence, all of which may adversely affect the value of those holdings.

Industrials. Companies in this sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, and economic conditions will affect the performance of these companies. These companies can also be cyclical, subject to sharp price movements, and significantly affected by government spending policies.
Technology.  The performance of companies in this sector may be adversely affected by intense competition both domestically and internationally, limited product lines, markets, financial resources, or personnel, rapid product obsolescence and frequent new product introduction, dramatic and unpredictable changes in growth rates, and dependence on patent and intellectual property rights.
Small-Cap Securities Risk.  The Fund may invest in securities of small-cap companies, which involves greater volatility than investing in larger and more established companies.  Small-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.  You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.
PERFORMANCE INFORMATION
The bar chart and tables shown on the next page provide an indication of the risks of investing in the Fund by showing changes in the performance of the Institutional Class Shares from year to year and by showing how the Fund’s average annual total returns compare to that of a broad-based securities market index. The performance for the period from July 16, 2014, through May 14, 2018, reflected below reflects that of a prior investment advisor, Goodwood Advisors, LLC. The Fund’s current advisor, Crow Point Partners, LLC, assumed responsibility of fund operations on May 14, 2018.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting http://www.ncfunds.com/fundpages/925.htm.

Institutional Class Shares
Calendar Year Returns*

During the periods shown in the bar chart above, the Fund’s highest quarter return was 13.73% (quarter ended September 30, 2018) and the Funds’ lowest quarterly return was -27.59% (quarter ended December 31, 2018). The Fund’s year-to-date return as of June 30, 2019, was 13.87%.
Periods Ended December 31, 2018	Past 1 Year	Since Inception*
Institutional Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	-10.86% -10.86% -6.15%	-6.84% -7.00% -5.48%
Russell 2000 Value Index (reflects no deductions for fees and expenses)	-12.86%	3.71%
* It should be noted that the performance reflected above reflects that of the prior investment advisors. The Fund’s current advisor, Crow Point Partners, LLC, assumed responsibility of fund operations on May 14, 2018. Institutional Class shares commenced operations on July 16, 2014.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA). After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.
MANAGEMENT OF THE FUND’S PORTFOLIO
Investment Advisor. Crow Point Partners, LLC, serves as the Fund’s advisor.
Portfolio Managers. The Fund’s portfolio is managed on a day-to-day basis by Peter DeCaprio and David Cleary. Messrs Decaprio and Cleary have managed the Fund since July, 2019.

PURCHASE AND SALE OF FUND SHARES
The minimum initial investment is $100,000 for Institutional share purchases although the minimums may be waived or reduced in some cases.  The minimum subsequent investment is $100.
You can redeem Fund shares directly from the Fund by mail, facsimile, telephone, and bank wire on any business day.  Redemption orders by mail should be sent to Crow Point Small-Cap Growth Fund, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Redemption orders by facsimile should be transmitted to 919-882-9281. Please call the Fund at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders.  Investors who wish to redeem Fund shares through a broker-dealer should contact the broker-dealer directly.
TAX INFORMATION
The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA). Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.